EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of El Capitan Precious Metals, Inc. (the “Company”) on Form 10-QSB for the quarter ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles C. Mottley, President, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in material respects, the financial condition and results of operations of the Company.

Date: February 14, 2007

By: /s/ Charles C. Mottley
Charles C. Mottley
President, Chief Executive Officer and Director